2021 OMNIBUS EQUITY INCENTIVE PLAN AWARD AGREEMENT RESTRICTED STOCK – TIME-BASED VESTING SUMMARY Grant Date: Number of Shares of Restricted Stock: Vesting Date: THIS AWARD AGREEMENT (the “Agreement”), is entered into and effective as of ____________, 20___, between Horizon Bancorp, Inc., an Indiana corporation (the “Company”), and ________________________, an eligible participant (the “Participant”) in the Horizon Bancorp, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”). Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Plan. WHEREAS, the Company has adopted the Plan to further the growth and financial success of the Company and its Affiliates by aligning the interests of Participants, through the ownership of shares of Stock and through other incentives, with the interests of the Company’s shareholders; to provide Participants with an incentive for excellence in individual performance; to promote teamwork among Participants; to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company’s success; and to allow Participants to share in the success of the Company; and WHEREAS, the Participant has been designated by the Committee as an individual to whom Restricted Stock should be granted as determined from the duties performed, the initiative and industry of the Participant, and/or his or her potential contribution to the future development, growth and prosperity of the Company. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Participant agree as follows: 1. Award of Restricted Stock. The Company hereby awards to the Participant, effective as of the date the Committee granted the award (the “Grant Date”), ___________________ (0,000) shares of Stock of the Company (hereinafter, the “Restricted Stock”), subject to the terms and conditions of this Agreement and the provisions of the Plan. All provisions of the Plan, including defined terms, are incorporated herein and expressly made a part of this Agreement by reference. 2. Grant Date. The Grant Date of the award of Restricted Stock is _______________, 20__. 3. Period of Restriction and Vesting. The “Period of Restriction” shall begin on the Grant Date and end, except as otherwise provided in Sections 4 and 5 of this Agreement, on the date shares of Restricted Stock become vested. For purposes of this Agreement, the shares of

AWARD AGREEMENT PAGE 2 RESTRICTED STOCK (TIME-BASED) Restricted Stock shall become vested on the ________ anniversary of the Grant Date, provided the Participant remains an eligible participant in the Plan on such date. 4. Change in Control. Notwithstanding any other provision of this Agreement to the contrary, the Restricted Stock shall become vested upon a Change in Control of the Company only to the extent and under the circumstances provided in the Plan. 5. Termination of Service. Notwithstanding any other provision of this Agreement, unless otherwise determined by the Committee in its sole discretion, in the event of the Participant’s Termination of Service for any reason other than death, Disability or Retirement, all unvested Restricted Stock shall be forfeited effective as of the date of the Participant’s Termination of Service. In the event of the Participant’s Termination of Service by reason of death, Disability or Retirement, unvested Restricted Stock shall become vested only to the extent and under the circumstances provided in the Plan. 6. Pass-Through of Dividends and Voting Rights. Unless otherwise determined by the Committee in its sole discretion, the Participant shall be entitled to (a) receive all cash dividends paid with respect to the Restricted Stock, and (b) exercise all voting rights associated with the Restricted Stock, regardless of whether the Period of Restriction has lapsed. 7. Participant’s Representations. The Participant represents to the Company that: (a) The terms and arrangements relating to the grant of Restricted Stock and the offer thereof have been arrived at or made through direct communication with the Company or a person acting on its behalf and the Participant; (b) The Participant has access to the financial statements and other SEC filings, including a recent balance sheet and income statement, of the Company, and as an Employee, Consultant or Director of the Company or one of its Affiliates: (i) is thoroughly familiar with the Company’s business affairs and financial condition; and (ii) has been provided with or has access to such information (and has such knowledge and experience in financial and business matters that the Participant is capable of utilizing such information) as is necessary to evaluate the risks, and make an informed investment decision with respect to, the grant of Restricted Stock; and (c) The Restricted Stock is being acquired in good faith for investment purposes and not with a view to, or for sale in connection with, any distribution thereof. 8. Nontransferability. Until the end of the Period of Restriction, the Restricted Stock cannot be (a) sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, or (b) subject to execution, attachment or similar process. Any attempted or purported transfer of Restricted Stock in contravention of this Section or the Plan shall be null and void and of no force or effect whatsoever; provided, however, that the shares of Restricted Stock

AWARD AGREEMENT PAGE 3 RESTRICTED STOCK (TIME-BASED) may be transferred to the Company in connection with exercise of an Option or for tax withholding as provided in the Plan. 9. Issuance of Shares. At or within a reasonable period of time following execution of this Agreement, the Company will issue, in book entry form, the Restricted Stock, using a restricted book entry account with the Company’s transfer agent. Within a reasonable period of time following the end of the Period of Restriction, the Company shall issue to the Participant the number of shares of Restricted Stock that are earned and vested in accordance with this Agreement, less any tax withholding required by this Agreement. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity. As a further condition to the issuance of shares of Stock, the Company may require a Participant to make any representation or warranty that the Company deems necessary or advisable under any applicable law or regulation. 10. Restrictive Legends. A legend may be placed on any certificate(s) or other document(s) delivered to the Participant indicating restrictions on transferability of the Restricted Stock pursuant to this Agreement or any other restrictions that the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any applicable federal or state securities laws or any stock exchange on which the Stock is then listed or quoted. In the event the Participant is an “affiliate” of the Company (as defined by Rule 144 promulgated under the Securities Act of 1933, as amended), the Company may require the transfer agent to apply affiliate transfer restrictions to the Stock, and apply the following legend, in substantially the following form, to physical certificates delivered, if any: “THE HOLDER OF THE SHARES EVIDENCED BY THIS CERTIFICATE IS AN “AFFILIATE” OF THE COMPANY (AS DEFINED BY RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED), AND THEREFORE, THE SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS.” 11. Income and Employment Tax Withholding. The Participant shall be solely responsible for paying to the Company all required federal, state, city and local income and employment taxes which arise when the Restricted Stock vests. The Committee, in its sole discretion and subject to such rules as it may adopt, shall require the Participant to satisfy any withholding tax obligation by having the Company withhold a number of shares of Restricted Stock otherwise vesting that would satisfy the tax withholding in an amount up to a Participant’s highest marginal rate, provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor, based on the Fair Market Value of a share of Stock on the vesting date. 12. Section 83(b) Election. The Participant may make an election under Code Section 83(b) (a “Section 83(b) Election”) with respect to the Restricted Stock. Any such election must be made within thirty (30) days after the Grant Date. If the Participant elects to make a Section 83(b) Election, the Participant shall provide the Company with a copy of an executed version and satisfactory evidence of the filing of the executed Section 83(b) Election with the U.S. Internal

AWARD AGREEMENT PAGE 4 RESTRICTED STOCK (TIME-BASED) Revenue Service. The Participant agrees to assume full responsibility for ensuring that the Section 83(b) Election is actually and timely filed with the U.S. Internal Revenue Service and for all tax consequences resulting from the Section 83(b) Election. 13. Mitigation of Excise Tax. The Participant acknowledges that the Restricted Stock issued hereunder is subject to reduction by the Committee for the reasons specified in Section 7.18 of the Plan. 14. Indemnity. The Participant hereby agrees to indemnify and hold harmless the Company and its Affiliates (and their respective directors, officers and employees), and the Committee, from and against any and all losses, claims, damages, liabilities and expenses based upon or arising out of the incorrectness or alleged incorrectness of any representation made by Participant to the Company or any failure on the part of the Participant to perform any agreement contained herein. The Participant hereby further agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers and employees), including the Committee, from and against any tax liability, including without limitation, interest and penalties, incurred by the Participant in connection with the Participant’s participation in the Plan. 15. Financial Information. The Company hereby undertakes to make available to the Participant, so long as the Restricted Stock award is in effect and unvested, a balance sheet and income statement of the Company with respect to any fiscal year of the Company ending on or after the date of this Agreement. The Company has made this information available on the Company’s website at www.horizonbank.com under About Us – Investor Relations at “Financial Information” (financial highlights) and at “Documents – SEC Filings” (Form 10-K audited financial statements and Form 10-Q unaudited quarterly financial statements). Upon written request, the Company will provide a paper copy of the balance sheet and income statement. 16. Changes in Stock. In the event of any change in the Stock, as described in the Plan, the Committee shall make the appropriate adjustment or substitution to or of the shares of Restricted Stock, all as provided in the Plan. The Committee’s determination in this respect shall be final and binding upon all parties. 17. Severability. In case any one or more of the provisions (or any portion thereof) contained herein will, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions (or portion thereof) had never been contained herein. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be unenforceable because of the provision’s scope, duration or other factor, then such provision shall be considered divisible and the court making such determination shall have the power to reduce or limit (but not increase or make greater) such scope, duration or other factor or to reform (but not increase or make greater) such provision to make it enforceable to the maximum extent permitted by law, and such provision shall then be enforceable against the appropriate party hereto in its reformed, reduced or limited form; provided, however, that a provision shall be enforceable in its reformed, reduced or limited form only in the particular jurisdiction in which a court of competent jurisdiction makes such determination.

AWARD AGREEMENT PAGE 5 RESTRICTED STOCK (TIME-BASED) 18. No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position as an Employee, Consultant or Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to effect a Termination of Service of the Participant at any time, with or without Cause. 19. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company. In the event of a conflict between any term or provision contained in this Agreement and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. 20. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, and administrators. 21. Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel this Agreement, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent. In addition, the Committee may amend the Plan or this Agreement to conform to any present or future law (including, but not limited to, Internal Revenue Code Section 409A) or avoid certain adverse accounting effects, as described in the Plan. 22. Clawback Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time. 23. Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions of the Plan and this Agreement, and accepts the Restricted Stock subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon the grant or vesting of the Restricted Stock or disposition of the underlying shares of Stock and that the Participant has been advised to consult a tax advisor prior to such grant, vesting or disposition. 24. Effect of Headings. The descriptive headings of the Sections and, where applicable, subsections of this Agreement are inserted for convenience and identification only and do not constitute a part of this Agreement for purposes of interpretation.

AWARD AGREEMENT PAGE 6 RESTRICTED STOCK (TIME-BASED) 25. Controlling Laws. Except to the extent superseded by the laws of the United States, the laws of the State of Indiana, without reference to the choice of law principles thereof, shall be controlling in all matters relating to this Agreement. 26. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and each of which may be delivered by facsimile, e-mail, electronic signature (including, but not limited to, DocuSign® or Adobe Sign), or other functionally equivalent electronic means of transmission, and these counterparts will together constitute one and the same instrument. The parties agree that these forms of signatures shall be treated the same as handwritten signatures for the purposes of validity, enforceability and admissibility. [Signature page follows]

AWARD AGREEMENT PAGE 7 RESTRICTED STOCK (TIME-BASED) IN WITNESS WHEREOF, the Company, by its officer thereunder duly authorized, and the Participant, have caused this Award Agreement to be executed as of the day and year first above written. HORIZON BANCORP, INC. By: Thomas M. Prame Chief Executive Officer PARTICIPANT <Name>